OFFICE BUILDING LEASE


State of Florida

County of Pinellas


         1. This Lease, made and entered into this 21st day of October, 1997 by and between DCS Real Estate, a Florida Corporation whose address for purposes hereof is P.O. Box 5688 Clearwater, FL 33758 (hereinafter called "Landlord") and Lasergate Systems, Inc. whose address for purposes hereof is Suite 230 (Building
K) 2189 Cleveland St. Clearwater, FL 33765 (hereinafter called "Tenant").

         2. LEASE OF PREMISES. Landlord is the owner of Belcher Plaza an office building (the "Building", containing approximately 92,760 square feet "Gross Rentable Area of Building") situated on certain real estate commonly known as 50
S. Belcher Rd. Clearwater, FL 34625 (the Building and real estate being hereinafter called "Property"). Landlord does hereby lease unto Tenant, and Tenant does hereby lease from Landlord, upon the terms and conditions hereinafter set forth, approximately 10,160 square feet, (Tenants Gross Rentable Area") of office space known and described as Suite numbers 226 to 233 Building K the lease space being shown on Exhibit "A" attached hereto and made a part hereof (hereinafter called the "Premises"). Premises shall be improved as shown on Exhibit "B" (floor plan) attached hereto prior to date of commencement of the Term; and specifications shown on Exhibit "C" (items furnished by landlord) attached hereto. If Landlord or Landlord's general contractor upon the request of the Tenant installs or constructs any items or equipment for Tenant in the space leased not contained in Exhibit "C', such items or equipment shall be paid for by Tenant within ten (10) days after receipt of a bill therefor. SEE ADDENDUM

         3. TERM. Subject to and upon the conditions set forth herein, Or in any exhibit or addendum hereto, this lease shall continue in force for a term of 60 months and 15 days commencing on the 15th day of November, 1997 and ending on the 30th day of November, 2002 unless sooner terminated as herein provided (hereinafter referred to as "Term").

         4. CONDITION OF PREMISES. Tenant's taking possession of the Premises shall be conclusive evidence as against Tenant that the Premises were in good order and satisfactory condition when Tenant took possession. No agreement of Landlord to alter, remodel, decorate, clean or improve the Premises or the Building and no representation respecting the condition of the Premises or the Building has been made by Landlord to Tenant other than as may be contained in this Lease or in a separate work letter agreement between Tenant and Landlord.

         5. POSSESSION. If the Premises are not substantially ready for occupancy on the date specified in Section 3 as the commencement of the Term, or if for any reason Landlord cannot deliver Premises to Tenant on said date, this Lease shall remain in effect, and Landlord shall not be subject to any liability therefor, but the commencement date of the Term shall be extended to the date on which the Premises are substantially ready for occupancy, or any earlier date on which the Premises would have been substantially ready for occupancy but for delay due to, but not limited to any of the following: special equipment, fixtures or materials, or changes, alterations or add-ons requested by Tenant, delay of Tenant in submitting plans, supplying information or approving or authorizing plans, specifications, estimates or other matters; or any other act or omission of Tenant. The expiration date of the ten-n shall be extended for a like period. If Tenant shall occupy all or any part of the Premises prior the date specified in Section 3 for the commencement of the Term, all of the Term, all of the


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covenants  and condition of this Lease,  including  the  obligation to pay Rent, shall be binding upon the parties hereto in respect of such occupancy as if the first day of the Term, had been the date when Tenant began such occupancy, but the termination date of the Tenn shall not be accelerated, except upon 'or written consent of Landlord. SEE ADDENDUM: Financial Penalty

         6. RENT: Tenant shall and hereby agrees to pay landlord Rent during the Term as follows:

         A. BASE RENT. Tenant shall pay, Landlord rent for the Premises ("Rent") at the base annual rate of $98,552.00 payable in equal monthly installments of $8,212.67. from the commencement of the Term until notification from Landlord of an adjustment of rental rate in accordance with Paragraph 31 hereof, and thereafter until the end of the Tenn at the adjusted annual rate determined in accordance with Paragraph 31. Further, Tenant hereby agrees to pay monthly, as additional rent any sales or use tax, or any other tax, which may be imposed upon rents, (excluding State and/or Federal Income Tax) now or hereafter by any Federal, State, Local, or other governing body. Sales tax at the commencement date of this Lease is 7% of the monthly rent or $574.89 per month. SEE ADDENDUM

         B. TIME AND PLACE OF PAYMENT. The Rent shall be paid 'in advance on or before the first day of each calendar month during the Term. If the Term begins on a day other than the first day of a calendar month or ends on a day other than the last day of a calendar month, the Rent for such month shall be prorated. Tenant shall pay the Rent to Landlord at Landlord's office in the Building, or to such other person or at such other place as Landlord shall designate. Tenants covenant to pay Rent shall be independent of every other covenant contained in this Lease, Should Tenant be three (3) business days delinquent in any rental payment due, then Tenant agrees to pay as a late rent payment charge the lesser of 10% of the base monthly Rent or $150.00, in addition to any Rent due hereunder.

         7. SECURITY DEPOSIT. As additional security for the faithful and prompt performance of its obligations hereunder, Tenant has concurrently with the execution of this Lease paid to Landlord the sum of $16,637.00 Said security deposit may be applied by landlord for the purpose of curing any default or defaults of Tenant hereunder, in which event Tenant shall replenish said deposit in full by promptly paying to landlord the amount so applied- Landlord shall not pay any interest on such deposit, except as required by law. If Tenant has not defaulted hereunder, Landlord has not applied said deposit to cure a default and Tenant has replenished the same, then said deposit, or such applicable portion thereof, shall be refunded to Tenant after the termination of this Lease. Said deposit shall not be deemed an advance payment of Rent or a measure of Landlord's damages for any default hereunder by Tenant. To the extent permitted by law, Landlord shall be entitled to commingle Tenants security deposit with other funds of Landlord. In no event shall Tenant be entitled to 'interest on said deposit, except the extent required by applicable law.

         8.       ALTERATIONS.

         A. Tenant shall not, without prior written consent of Landlord, make any alterations, improvements, additions or installations or perform any decorating, painting, or other similar work or in about the Premises. If Landlord so consents, before commencement of any such work or delivery of any materials into the Premises or the Building, Tenant shall furnish the Landlord for approval: architectural plans and specifications, names and addresses of all contractors, contracts, necessary permit and licences, certificates of insurance and instruments of indemnification and waivers of lien against any and all claims, costs, expenses, damages and liabilities which may arise in connection with such work, all in such form and amount as may be satisfactory to Landlord.


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Whether or not Tenant  furnishes the foregoing,  Tenant agrees to hold Landlord, and Landlord's beneficiaries, agents and employees forever harmless against all claims and liabilities of every kind, nature and description which may arise out of and in such manner as Landlord may from time to time designate. Tenant shall pay the cost of all such work and the cost of decorating the Premises and the Building occasioned thereby. Upon completion of such work, Tenant shall furnish Landlord with contractor's affidavits and full and final waivers of lien and receipted bill covering all labor and materials expended and used in connection therewith. All such works shall comply with all insurance requirements and with all laws, ordinances, rules and regulations of all governmental authorities, and shall be done in a good and workmanlike manner with the use of good grades of materials. Tenant shall permit Landlord to supervise and monitor construction
operations  in  connection  with  such  work.  All  alterations,   improvements,
additions and installations by Tenant to or on the Premises, other than built-in furniture, shall become part of the Premises at the time of their installations, and shall remain upon and be surrendered under the Premises as a part thereof at the termination or expiration of this Lease. Consent of Landlord shall not be unreasonably withheld.

         B. Tenant agrees not to suffer or permit any lien of any mechanic or materialman to be placed or filed against the Properly or the Premises. In case any such lien shall be filed, Tenant shall immediately satisfy and release such lien of record. If Tenant shall fail to have such lien immediately satisfied and released of record, Landlord may, on behalf of Tenant, without being responsible for making any investigation as to the validity thereof, pay the amount of said lien and Tenant shall promptly reimburse Landlord therefor. Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon Landlords title or interest in the Premises, and any and all liens and encumbrances created by tenant shall be attached to Tenant's interest only.

         9.       SERVICES OF LANDLORD

         A. Landlord covenants that it will, at the proper season, from 8:00 o'clock A.M. to 6:00 P.M. Monday through Friday and Saturdays from 8:00 A.M until 1:00 P.M. (Holidays excepted) furnish electric power as provided herein water, heat and air conditioning sufficient in Landlords judgment to keep the premises comfortable for use and occupation, Further, Landlord shall make every effort to comply with governmental guidelines regarding energy conservation and temperature regulation. Tenant shall be permitted at least one "3 hr override" per day to cool or beat space additional hours.

         B. Landlord will furnish electric power only for lighting purposes and operating small business machines such as small computers, copiers and fax machines. Electric power, and installations for any and all other equipment beyond those stated on Exhibits "B" and "C" shall be at Tenants sole cost and expense.

         C. Landlord will cause the Premises and Building to be cleaned and generally cared for by its janitor in accordance with the standards of the Building, five days weekly, excluding Holidays.

         D. Landlord shall not be liable in damages by abatement of rent, or otherwise, for failure to furnish or delay in furnishing electric power, heat, air conditioning, water or janitorial service when such failure to furnish or delay in furnishing is caused, in whole or in part, by the need for repairs, a strike or labor controversy, the inability to secure fuel for the building, any, accident or casualty, unauthorized act or default by janitors, other tenants, Tenant, or employees of Landlord, or any cause beyond reasonable control of landlord. Any such failure or delay in furnishing any service shall be without liability of Landlord to Tenant and shall not be deemed to be an eviction or disturbance in any manner or Tenants use and possession of the


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Premises or relieve  Tenant from its obligation to pay Rent when due or from any other obligation hereunder. Nor shall Landlord be liable for injury to persons or property caused by any defects in the heating, air conditioning, electric power or water system or arising out of failure to furnish heating, air conditioning, water, electric power, and janitorial service.

         10.      LANDLORD'S REPAIRS.

         A. Landlord shall have no duty to Tenant to make any repairs and improvements to Building except structural repairs necessary for safety and tenant ability; and maintenance and repair of all plumbing, lines, and equipment installed for the general supply of hot and cold water, heat, ventilation, air conditioning, and electricity, except that Tenant shall be responsible for any and all repairs attributable to obstructions or objects deliberately or inadvertently introduced or placed in the fixtures or lines leading thereto by Tenant, its employees, servants, agents, licensees or invitees; and such other repairs as provided for herein.

         B. Landlord shall not be liable for any damage to any property, whether or not owned by Tenant, in the Premises or in or near the Building caused by gas, smoke, water, rain, ice or snow, which may leak into, or issue from any part of the Building. Landlord shall not be liable for any damage whatsoever either to person or property sustained by Tenant or other persons due to Building or any part thereof being out of repair, or due to the happening of any accident in or about Building, or due to any act of negligence of any tenant or occupant of Building or any other person. Tenant shall use it's best efforts to correct or prevent any roof Leakage or leakage of any nature within the reasonable control of Landlord.

         C. Landlord may enter the Premises at all reasonable times to make such repairs and alterations to the Premises or any property or equipment located thereon as Landlord shall desire, deem necessary or be required to do so by any governmental authority or judicial order.

         D. Tenant agrees to report immediately in Writing to Landlord any defective condition in or about Premises or building known to Tenant whether Landlord is obligated to make such repair or not, and negligent failure to report shall make Tenant liable to Landlord for any expense of damage to Landlord resulting from such failure to notify.

         11. USE OF PREMISES. Unless other uses are specifically stated and authorized herein the Premises shall be used and occupied by Tenant solely for the purpose of office space. The Premises shall not be occupied or used for any illegal purpose nor violation of any valid regulation of any governmental body nor m any manner which would injure the reputation of the Building, nor in any manner to create any nuisance or trespass, nor in any manner to invalidate or to increase the premium rate for any policy of insurance carried on the building or covering its operation or to violate the terms thereof. Tenant will pay all increased insurance premiums on said Building which may be caused by Tenant's use or occupancy of the Premises, which increase said insurance loss risk.

         12. QUIET ENJOYMENT. If Tenant shall pay the rent reserved herein and other amounts to be paid by tenant to landlord, and well and faithfully keep, perform and reserve all of the covenants, agreements and conditions herein stipulated to be kept, performed and observed by Tenant, Tenant shall at all times during the term of this Lease have the peaceful and quiet enjoyment of said Premises without hindrance of Landlord, or any person lawfully claiming under Landlord, subject, however, to the term of this Lease and any mortgage provided for in Paragraph 27.



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         13. ASSIGNMENT AND SUBLETTING. Tenant may not, without the poor written consent of Landlord, assign this lease or any interest thereunder, or sublet the premises or any part thereof, or permit the use of the Premises by any other party other than Tenant. Such consent shall not be unreasonably withheld. Consent to one assignment or sublease shall not destroy or waive this provision and all later assignments arid subleases shall likewise be made only upon the poor written consent of Landlord. Subtenants or assignees shall become liable to Landlord for all obligations of Tenant hereunder without relieving tenants liability therefor. No such ass or sublease shall be terminated, canceled, surrendered, modified or otherwise affected m any way to the detriment of any of Landlord's rights without written consent of Landlord. No such assignment or Sublease shall terminate or be terminated by reason of the termination of this
lease  unless  the  Subtenant   shall  be  given  notice  by  Landlord  of  such
termination. Further, in the event a Sublease or Assignment is made, as provided above, Tenant shall pay to the Landlord a charge of Two Hundred Fifty Dollars (250.00) in order to reimburse Landlord for all of the necessary legal and accounting services required to accomplish such subletting or Assignment.

         14. REPAIRS BY TENANT. Tenant shall during the Term of this Lease and any renewal or extension thereof, at its sole expense, keep the interior of the space leased in as good order and repair as it is at the date of the commencement of this lease, reasonable wear and tear and damages by accidental fire or other casualty excepted. Further, Tenant agrees to use chair mats or other suitable protection, at Tenant's expense, to prevent deterioration of the carpet or floor covering. If any damage shall be caused by the negligence of Tenant, its agents, employees, or invitees, Landlord may, at its option, repair such damage, whether caused to the Building or tenants thereof, and Tenant shall thereupon reimburse Landlord for the cost of repairing such damage, both to the Building and to the tenants thereof within ten days of being billed therefor.

         15. PROPERTY OF TENANT. Tenant may (if not in default hereunder) prior to the expiration of the Lease, or any extension thereof, remove all personal property which has placed in the Premises, provided Tenant repairs all damages to the Premises caused by such removal, and restores said Premises to the original condition, reasonable wear and tear excepted.

         16. DAMAGE OR THEFT OF PERSONAL PROPERTY. Tenant agrees that all personal property brought into the Premises shall be at the risk of Tenant only, and Landlord shall not be liable for theft thereof or any damage thereto occasioned by any acts of any tenants, or other occupants of the Building or any other person.

         17. INSURANCE. Tenant shall maintain at its own cost and expense:

         A. Fire and Extended Coverage Insurance in an amount adequate to cover the cost of replacement of all decorations, improvements, and contents in the space leased in the event of fire, vandalism, theft, malicious mischief, or other casualty generally included in extended coverage policies.

         B. Public Liability Insurance on an occurrence basis with minimum limits of liability in an amount of One Million ($1,000,000) Dollars, for bodily injury, personal injury, or death to any one or more persons, and Fifty Thousand ($50,000) Dollars with respect to damage to property.

         18.      WAIVER OF CLAIMS AND INDEMNITY.

         A. Tenant hereby releases and waives all claims against Landlord., Landlord's agents and servants for injury or damage to person, property or business sustained in or about the Building or the Premises by Tenant,


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its agents, employees or servants, which injury or damages results from any act, neglect, occurrence or condition in or about the building or the Premises, except to the extent that such injury or damage is caused by the negligence or willful or wanton act or omission of Landlord, Landlord's agents, employees or servants.

         B. Tenant agrees to indemnify and hold harmless Landlord, Landlord's agents, employees, and servants against any and all claims, demands, costs, and expenses of any kind and nature, including reasonable attorneys' fees for the defense thereof, arising from Tenants occupancy of the Premises or from any breach or default on the part of Tenant in the performance of any agreement of Tenant to be performed pursuant to the terms of this Lease, or from any act or neglect of Tenant, its employees, agents, servants, invitees or customers in or about the Premises. In case any such proceeding is brought against any of said persons, Tenant covenants to defend such proceeding at its sole cost and expense by legal counsel reasonably satisfactory to Landlord, if requested by Landlord.

         19. NO ESTATE IN LAND. This Lease shall create the relationship of Landlord and Tenant between Landlord and Tenant; no estate shall pass out of Landlord; and Tenant has only a usufruct which is not subject to levy and sale.

         20. COMPLIANCE WITH LAWS. Both Landlord and Tenant shall comply with all applicable laws, statues, ordinances, and regulations of duly constituted public authorities now or hereafter 'in any manner affecting the space leased, specifically including but not limited to those provisions regarding default, eviction, and the due process of law, whether or not any such laws, ordinances or regulations which may be hereafter enacted involve a change of policy on the part of the governmental body enacting the same. Lessee agrees, at its own expense, to promptly comply with all requirements of any legally constituted public authority necessitated by reason of Lessee's occupancy of said Premises.

         21. HOLDING OVER. If Tenant retains possession of the Premises or any part thereof after the termination of this Lease by lapse of time or otherwise, Tenant shall pay to Landlord the monthly installments of Rent, at double the rate payable for the month immediately preceding said holding over, computed on a per- month basis, for each month or part thereof (without reduction for any such partial month) that Tenant thus remains in possession and, in addition thereto, Tenant shall pay to Landlord all direct and consequential damages sustained by reason of Tenant's retention of possession. Alternatively, at the election of Landlord expressed in a written notice to Tenant and not otherwise, such retention of possession by Tenant shall constitute a renewal of this Lease on all the terms and conditions contained herein for a period of one year. The provisions of this Section 21 shall not be deemed to limit or exclude any of Landlords rights of reentry or any other right granted to Landlord hereunder or under law.

         22.      EMINENT DOMAIN.

         A. In the event the whole or any substantial part of the Building or the Premises shall be taken or condemned by any competent authority for any public or quasi-public use or purpose, this Lease shall terminate as of the date of taking of possession by the condemning authority, and Rent shall be apportioned as of said date.

         B. In the event less than a substantial part of the Building or the Premises shall be taken or condemned for any public or quasi-public use or purpose, or if any adjacent property or street shall be condemned or improved in such manner as to require the use of any part of the Premises or of the Building, then at the election of Landlord expressed by delivery of written notice to Tenant within ninety days after said date of taking, condemnation or improvement, this Lease shall terminate as of said date without any payment to Tenant therefor.


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         C.  Landlord  shall be entitled  to receive  the entire  award from any taking or condemnation without any payment to Tenant, and Tenant hereby assigns to Landlord Tenants interest, if any, in such award-, provided, however, Tenant shall be entitled to receive any award or portion of specifically designated as being compensation for Tenant's movable trade fixtures, improvements installed by Tenant and/or Tenants an award relocation expenses.

         23.      DAMAGE BY FIRE OR OTHER CASUALTY.

         A. If the Building or the Premises are made substantially untenantable by fire or other casualty Landlord may elect either to:

                  (i) terminate this Lease as of the date of such fire or other casualty by delivery of notice of termination to Tenant within sixty (60) days after said date; or

                  (ii) without termination of this Lease proceed with due diligence to repair, restore, or rehabilitate the Building or the Premises, other than leasehold improvements paid by Tenant, at Landlord's expense.

         B. If the Premises or the Building are damaged by fire or other casualty, but are not made substantially untenantable, then Landlord shall proceed with due diligence to repair and restore the Building or the Premises, other than leasehold improvements paid for by Tenant, unless such damage occurs during the last twelve months of the Term, in which event Landlord shall have the right to terminate this Lease as of the date of such fire or other casualty by delivery or written notice termination to Tenant within thirty days after said date.

         C. If all or any part of the Premises are rendered substantially untenantable by fire or other casualty and this Lease is not terminated, Rent shall abate for all or said part of the Premises which are untenantable on a per diem basis from and after the date of the fire or other casualty and until the Premises are repaired and restored.

         24. RIGHTS OF RECOVERY. Landlord and Tenant agree to have all fire and extended coverage and material damage insurance which may be carried with respect to the Premises or to the property located therein endorsed with a clause substantially as follows: "This insurance shall not be invalidated should the insured waive in writing poor to a loss any or all rights of recovery against any part for loss occurring to the property described "herein". Landlord and Tenant hereby waive all claims for recovery from each other for any loss or damage to them or to any of their property insured under valid and collectible insurance policies to the extent of the proceeds collected under such insurance policies.

         25. ENTRY BY LANDLORD. Landlord may enter the Premises at reasonable hours to exhibit the same to prospective purchasers or tenants, to inspect the Premises to see that the Tenant is complying with all its obligations hereunder, to make repairs required of Landlord or deemed necessary or desirable by Landlord under the terms hereof or necessary to Landlords adjoining property, and to conduct and monitor the satisfactory completion of services provided by Landlord. The Landlord shall also be allowed to take any and all needed materials and equipment that may be required to make such repairs, additions, alterations, and improvements into and through the Premises without being liable to Tenant in any manner whatsoever. During the time such work is being done in or about the Premises, the Rent provided herein shall in nowise abate, and Tenant waives any claim and cause of action against Landlord for damages by reason of interruption to Tenants business or loss of


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profits therefrom.

         26. CHANGE OF PREMISES. If the space described herein contains less than 2,500 square feet, Landlord reserves the right to remove Tenant to other similarly improved space in said Building (and such new space shall be deemed the Premises for all purposes hereunder) on sixty (60) days notice, Tenant to have the option within ten (10) days from the date of such notice to agree with Landlord upon new space. In case Landlord and Tenant do not agree within ten
(10) days upon the terms of removal, then the Lease shall become null and void and of no further effect, after sixty (60) days from the date of above notice. Landlord agrees to pay expenses not exceeding the amount of one (1) months base rental for moving Tenant to the new space agreed upon, subject to adjustment by Tenant a authentication of Tenant's actual relocation expenses.

         27. MORTGAGEE'S RIGHTS. Tenant agrees that this Lease and the rights of Tenant shall be and are hereby made subject and subordinate to any loan deed or mortgage to the full extent of all debts and charges secured thereby and to any renewals or extensions of any part thereof and to any loan deed or mortgage which any owner of the Building or Property may hereafter, at any time, elect to place on the Building and Tenant agrees upon request to hereafter execute any papers which counsel for Landlord may deem necessary to accomplish that end and, in default of Tenant so doing, Landlord is hereby empowered to execute such paper or papers in the name of Tenant as the act and deed of Tenant, and this authority is hereby declared to be coupled with an interest and not revocable. In the event of foreclosure pursuant to any such loan deed, Tenant agrees to attorn to the purchaser pursuant to any foreclosure sale, and, at the option of such purchaser, Tenant shall thereafter remain bound pursuant to the terms of this Lease as if a new and identical lease between such purchaser, as Landlord, and Tenant, as Tenant, had been entered into for the remainder of the Term hereof.

         28. EXTERIOR SIGNS. Tenant shall not paint or place signs visible upon or from the windows or corridor doors of the Premises except with prior written consent of Landlord: and Tenant shall place no signs upon the outside walls or the roof of the Premises or Building.

         29. NOTICES. Any written notice required or allowed by this Lease to be given to either Landlord or Tenant shall be deemed delivered when mailed by certified or registered mail postage prepaid and deposited in the United States mail properly addressed to the parties at the addresses that appear after their names at Paragraph I herein above.

         30. RULES AND REGULATIONS. The Rules and Regulations m regard to the Building, attached hereto as Exhibit "D", and all Rules and Regulations winch Landlord may hereafter from time to time adopt and promulgate for the government and management of said Building, are hereby made a part of this Lease and shall, during the term of this Lease be in all things observed and performed by Tenant and Tenant's clerks, employees servants and agents Tenant does hereby accept and agree for itself, its employees, agents, clients, customers, invitees, and guests, to abide by, uphold and fully comply with the Rules and Regulations as shown on Exhibits "D" and with such reasonable modifications thereof and additions thereto as Landlord may make. Insofar as the attached standard Rules and Regulations conflict with any of the terms and provisions of this Lease, the terms and provisions of thus Lease shall control. Tenant further agrees that Landlord shall have the right to waive any or all such rules in the case of any one or more tenants in the Building without affecting Tenants obligations under this Lease and the Rules and Regulations and that Landlord shall not be responsible to Tenant for the failure of any other t to comply with the Rules and Regulations.

         31. ADJUSTMENT OF RENTAL RATE. The monthly base rent for each twelve month period subsequent to the first complete Twelve month period occurring during the term of this Lease or any renewal thereof shall be computed by multiplying the base rent, as set forth in the Paragraph titled, "Rent & Security Deposit", by a fraction whose numerator shall by the Consumer Price Index (US. City Average- (1967=100)- All items, Bureau of Labor Statistics of the United States Department of Labor) for the third month prior to the appropriate anniversary date and whose denominator shall be said Consumer Price Index (US. City Average-All items) for the month of the commencement date of this Lease, provided that in no event shall such base rent be less than the base rent stated in the Paragraph titled "Rent & Security Deposit". In the event that the Consumer Price index shall cease being published, Lessor shall have the right to substitute a similar index covering the appropriate time period. The Lessor shall notify the Lessee of the adjusted monthly base rent, in writing prior to the respective anniversary date or as soon thereafter as possible if such rent adjustment occurs. If the Consumer Price Index for the third mouth poor to the anniversary date has not been published at the time Lessor wishes to make notification to Lessee, Lessor may compute the new rent using the latest month available. The agrees to pay the adjusted monthly base rent together with any applicable taxes, (sales and use tax) on the first day of each and every month for the following twelve month period or for those months remaining in said period after modification by Lessor, however, the Lessee shall not be liable for rent adjustment for any portion of any twelve month period prior to notification by Lessor.

                  Notwithstanding any waiver by the corporation of rent otherwise chargeable hereunder, the corporation shall at all times be authorized to calculate and charge annual rent adjustments without regard to such waiver CPI, when applicable, will not exceed 7% nor be less than 2% SEE ADDENDUM for Rent Schedule

         32.      REMEDIES OF LANDLORD.

         A.       In the Event:

                  (i) Tenant defaults in the payment of Rent and does not cure the default within five (5) days after written demand;
                  (ii) Tenant defaults in the prompt and full performance of any other provision of this Lease or fails to comply with any of the Rules and Regulations now or hereafter established for the government of the Building, and does not cure the default within fifteen (15) days after written demand by Landlord that the default be cured or with respect to a default which cannot reasonably be cured within fifteen (15) days. Tenant fails to commence such cure within said fifteen (15) day period or fails to diligently conclude such cure thereafter,
                  (iii) Tenant makes an assignment for the benefit of creditors, admits its inability to pay its debts or takes any action towards a general compromise of its debts or a composition with its creditors;
                  (iv) All or any substantial part of the assets of Tenant, including the leasehold interest hereunder of Tenant, are attached, seized, or become subject to a writ or distress warrant, are levied upon or come within the possession of any receiver, or assignee for the benefit of creditors and such attachment, seizure, writ warrant or levy is not withdrawn or removed within ten
(10) days after becoming effective;
                  (v) A notice of lien or levy if filed with respect to all or any of Tenants assets located on the Premises by any federal, state, county or municipal body, department, agency or instrumentality for taxes or debts then owing by Tenant and such notice is not released or withdrawn within twenty (20) days after its filing;
                  (vi) A judgment of other claim becomes a lien or encumbrance upon all or any of Tenant's assets located on the Premises and such judgment or claim is not vacated or satisfied within twenty (20) days after its entry or filing; or
                  (vii) Any petition is filed by or against Tenant under any section or chapter of the National Bankruptcy Act;
                  (viii) Tenant vacates or abandons the Premises or fails to take possession of the Premises within fifteen (15) days after the commencement of the Term;

then and in any such event Landlord may, if Landlord so elects, either immediately terminate this Lease and Tenant's right possession of the Premises or, without terminating this Lease, immediately terminate Tenant's right to possession of the Premises.

         Notwithstanding the foregoing, Landlords all be obligated to give notice of default in payment of Rent and Tenant shall have the aforesaid five day grace period in which to cure such default, only one time each calendar year, any subsequent default entitling Landlord immediately to exercise any one or move of the remedies it may have at law or as hereinafter provided upon default be Tenant.

         B. In the event Landlord elects, pursuant to subsection A above, to terminate this Lease and Tenant's right to possession, Landlord shall be entitled to recover immediately from Tenant liquidated damages 'in an amount equal to the present value of all Rent reserved hereunder for the remainder of the Tenn following such termination (discounted at the rate of 6% annum) plus all unpaid Rent and other sums then owed by Tenant to landlord at the time of such termination; provided, however, that from and after the full payment to Landlord of such liquidated damages Landlord shall refund to Tenant on the first day of each month during the remainder of the term an amount equal to the monthly Rent received by Landlord upon any reletting of the Premises less all Landlord's expenses of reletting, but in no event shall any such refund exceed the monthly Rent reserved hereunder Landlord's said refund obligations shall not be binding upon any mortgagee 'in the event of any mortgage foreclosure.

         C. In the event Landlord elects, pursuant to subsection A above, to terminate Tenant's right to possession only without terminating this Lease. Landlord may, at Landlord's option enter into the Premises, remove Tenants signs and other evidence of tenancy, and take and hold possession thereof, as provided in subsection E below, provided, however, that such entry and possession shall not terminate this Lease or release Tenant, 'in whole or in part, from Tenants obligation to pay Rent reserved hereunder for the full Term or from any other obligation of Tenant under this Lease. If the rent collected by Landlord upon any reletting of the Premises for Tenants account is insufficient to pay when due the full amount of all unpaid Rent and other sums owed by Tenant to Landlord plus all of Landlord's expenses of reletting, Tenant shall pay to Landlord from time to time the amount of each monthly deficiency promptly upon demand.

         D. Upon and after Landlord's entry into possession with or without termination of this Lease, Landlord may, but need not , relet the Premises of any part thereof to any person, firm or corporation other than Tenant, for such Rent, for such Term and upon such conditions as Landlord in Landlord's sole discretion shall determine, and Landlord shall not be required to accept any Tenant offered by Tenant (provided that such acceptance shall not be unreasonably refused) or to observe any instructions given by Tenant concerning such reletting. In any such case, Landlord may incur expenses for repairs, alterations, improvements, additions and decorations of or to the Premises of the extent deemed necessary or desirable by Landlord for the purpose of reletting the Premises. All such expenses plus all brokers! commissions and attorneys' fees incurred by Landlord in connection with any reletting of the Premises shall be included as "Landlord's expenses of reletting" as that term is used in subsections B and C above.

         F. Upon termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession of the Premises upon termination of the Lease, Tenant shall surrender and vacate the Premises immediately and deliver possession thereof to Landlord in a clean, good and tenantable condition, ordinary wear and damage by fire or other casualty excepted. Upon any termination which occurs other than by reason of Tenant's default , Tenant shall be entitled to remove from the Premises all built-in furniture and carpeting, provided that Tenant shall repair all damage resulting from such removal and shall restore the Premises in a tenantable condition. All other additions, decorations, fixture hardware, and all improvements, temporary or permanent, in or about the Premises, whether placed there by Tenant or Landlord, shall unless Landlord directs their removal, remain Landlord's property and shall remain upon the Premises without compensation, allowance, or credit to Tenant. In the event possession is not immediately delivered to Landlord or if Tenant shall fall to remove all such property which is entitled or directed to remove. Tenant hereby grants to Landlord full and free license to enter into and upon the Premises with or without process of law for the purpose of returning to Landlord the Premises as of Landlord's former estate, to expel or remove Tenant and any others who may be occupying the Premises and to remove any and all property there from using such force as may be necessary, without being deemed guilty of trespass, eviction or forcible entry or detainer, and without relinquishing Landlord's right to Rent or any other right hereunder.

         E. Any and all property winch may be removed from the Premises by Landlord pursuant to subsection E above or pursuant to law shall be conclusively presumed to have been abandoned by Tenant and title therein shall pass to Landlord without any cost by setoff , credit or otherwise, and Landlord may, at its option:

                  (i) accept title to such property in which event Tenant shall be conclusively presumed to have conveyed such property to Landlord under this lease as a bill of sale;

                  (ii) at Tenant's expense, dispose of such property in any manner that Landlord shall choose; or

                  (iii) at Tenant's expense, store such property.

In no event, however, shall Landlord be responsible for the value, preservation or safe keeping of such property.

         F. Tenant shall pay upon demand all of Landlord's costs,  charges,  and
expenses,   including  reasonable  attorney's  fees,  incurred  by  Landlord  in enforcing Tenant's obligations hereunder.

         G. If Tenant shall default in the performance of any of its obligations hereunder and said default shall continue after the expiration of any notice or grace period herein provided, Landlord may perform such obligation for the account and expense of Tenant without notice, and Tenant shall reimburse Landlord therefor upon demand.

         H. All rights and remedies of Landlord upon this Section 32 and elsewhere in this Lease shall be distinct, separate and cumulative and none shall exclude any other night or remedy of Landlord set forth in this Lease or allowed by law. Tenants obligations under this Section 32 shall survive the expiration of the Term.

         33. ESTOPPEL CERTIFICATE. Tenant shall from time to time, upon not less than ten (10) days prior written request by Landlord, deliver to Landlord a statement in writing certifying;

         A. that this Lease is unmodified and in full force and effect, or , if there have been modifications that the Lease modifications that the Lease as modified is in full force and effect.

         B.       the dates to which Rent and other charges have been paid; and


3
                                       11

         C. that Landlord is not in default under any provision of this Lease or if in default, a detailed description thereof.

         34. BROKERAGE REPRESENTATION. Tenant represents it has not had any deals with any Realtor, broker, agent, or finder, in connection with the procuring or negotiation of this Lease other than Commercial Partners Realty, Inc. (CPR) whom will be compensated by Landlord according to a written agreement between Scott Clendening of CPR and Daniel Slesser of D.C.S. Real Estate, Inc. further, Tenant hereby indemnifies and waives any claim against Landlord for any such fee unless stated in writing to the contrary.

         35.      MISCELLANEOUS.

         A. All unpaid amounts due to Landlord under this Lease for Rent shall bear interest at 15 percent annum or the highest legal rate, whichever is less, from the date due until paid. All other amounts due to Landlord under this Lease shall be considered, for purposes of this Paragraph 35A, as Rent.

         B. All of the representations, agreements, and obligations of Landlord are contained herein, and no modification waiver or amendment of the provisions of this Lease shall be binding upon Landlord unless in writing and signed by Landlord or by a duly authorized agent of Landlord.

         C. Submission of this instrument by Landlord to Tenant for examination shall not bind Landlord in any manner, and no lease, option, agreement to lease, or other obligation of Landlord shall arise until this instrument is signed by Landlord and delivered to Tenant.

         D. No rights to light or air over any property, whether belonging to Landlord or to any other person, are granted to Tenant by this Lease.

         E. No receipt of money by Landlord from Tenant after the termination of this Lease or Tenants right to possession of the Premises, the service of any notice, the commencement of any suit, or any final judgment for possession of the Premises shall reinstate, continue or extend the Term or affect any such event.

         F. No waiver of any default of Tenant hereunder shall be implied from any failure by Landlord to take any action on account of such default whether or not such default persists or is repeated, and no express waiver shall affect any default other than the default specified in such waiver and then only for the time and to the extent therein stated.

         G. Each provision hereof shall be binding upon and inure to the benefit of the Landlord and Tenant and their respective heirs, assigns, executors, administers, legal representatives and successors,

         H. The headings or captions of Sections are for convenience only, and are not part of this Lease, and shall not affect the interpretation of this Lease.

         I. Tenant hereby consents to any future assignment by Landlord of any part or all of its rights hereunder.

         J. This Lease instrument shall not be recorded by the Tenant without the execution and acknowledgment of an appropriate memorandum or short form of this Lease and Landlord's prior written consent.

         K. Landlord in its sole discretion may request that tenant not utilize more than 5.25 parking spaces per 1,000 sq ft of leased space by tenant or its employees or invitees.

         36. RADON DISCLOSURE: Radonisanaturally g radioactive gas that when it had accumulated in a building in sufficient quantities may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

         37. AMERICANS DISABILITIES ACT: Tenant at Tenants sole expense shall comply with all laws, rules orders, ordinances, directors, regulations, and requirements of federal, state, county, and municipal authorities now in force or which shall impose any duty upon Landlord or Tenant with respect to the use, occupation or alteration of the Premises, including, without limitation the Americans with Disabilities Act.

         38. RIDER- All riders, exhibits, and guaranty forms attached to this Lease and signed or initialed by Landlord and Tenant are made a part hereof and are incorporated herein by reference.

SEE ADDENDUM: two (2) pages signed by all parties

                          Time is of the  essence  with  regard  to all terms of
this lease.

IN WITNESS WHEREOF, Landlord and Tenant have caused this instrument to be duly executed as of the date first written above.

LESSOR:                             LESSEE:
DCS Real Estate, Inc.               Lasergate Systems, Inc.


By:______________________________   By:_________________________________________
Daniel Slesser, President           Philip Signore, VP Chief Financial Officer


Witness: x                          Witness: x


Printed: x                          Printed: x

Witness: x                          Witness: x


Printed: x                          Printed: x

ADDENDUM:

(1) GENERAL: First full months rent (for period of 12/1/97 to 12/31/97) and security deposit (equal to 1 and 1/2 times monthly rent in year 5) shall be paid concurrently with Lease execution. Rent for the period of 11/15/97 to 11/30/97 ($4,106.33 plus Sales tax of $292.01) shall be due at time of move-in.

(2) RENT SCHEDULE: the following shall supersede Paragraph 31 during the initial term of Lease (e.g.; prior to any renewals)


YR#  Term:                      $ per SF  Rent       Tax @ 7%  Total Monthly Payments
---  -----                      --------  ----       --------  ----------------------

1    15/Nov/97 to 30/Nov/98      $9.70    $8,212.67     $574.89     $8,787.55
2    1/Dec/98 to 30/Nov/99       $11.10   $9,398.00     $657.86    $10,055.86
3    1/Dec/99 to 30/Nov/2000     $12.10   $10,244.67    $717.13    $10,961.79
4    1/Dec/2000 to 30/Nov/2001   $12.60   $10,668.00    $746.76    $11,414.76
5    1/Dec/2001 to 30/Nov/2002   $13.10   $11,091.33    $776.39    $11,867.73


(3) RENEWAL OPTIONS: This provision applies only to the initial term of said lease and not to any renewals: Provided Tenant is not in default under the Terms of this Lease, Tenant will be granted an option to renew this Lease at the end of Lease term for a period of either a 1, 2 , 3, 4 or 5 year term under similar terms and conditions with rent escalations based on the CPI but no greater than 7% annually nor less than 2%. Year 1 (of the new Lease term) base rate shall be at a CPI (as referred to in Parag. 31) escalation from year 5 of this Lease using, however, a base rate of $13.25 for Year 5 for purposes of calculating the first year of renewal term. Should such renewal option be exercised, Landlord agrees to furnish tenant improvement dollar amounts as follows which instead of T.I. allowance may credited toward a rate reduction:

Term of Renewal    Tenant Improvements or Rate Reduction at Tenants option:

1 Year Renewal: $1.00 per square foot allowance paid by landlord 2 Year Renewal: $2.00 per square foot allowance paid by landlord 3 Year Renewal: $3.00 per square foot allowance paid by landlord 4 Year Renewal: $4.00 per square foot allowance paid by landlord 5 Year Renewal: $5.00 per square foot allowance paid by landlord

Option may be exercised by Tenant on at least 90 days written notice prior to the end of the fifth year of the Lease. Landlord Reserves to night to terminate such option to renew in the event Landlord, in Landlords reasonable discretion, determines it is in the best interest of the landlord, for a owner occupant to occupy Premises or for a redevelopment (e.g.; substantial structural modification of Belcher Plaza) to occur. Should Tenant wish to exercise such option and Landlord elects to terminate this option; Tenant shall be reimbursed to the extent, if any, that such option renewal price is low comparable market rates for similar building space as defined by the 'Bayside Market-. Pinellas County and surveyed by publications such as the Maddux Report; Blacks Guide and commercial Realtor surveys such as Grubb & Ellis; and Cushman & Wakefield.

(4) RIGHT OF FIRST REFUSAL: This provision applies only to the initial term of said lease and not to any renewals: At anytime during the term of Lease, Tenant shall have a right of first refusal for the following suite(s) shown on "Site
Plan: Exhibit A" Building: I Suite(s) # All Building: J Suite(s) # All Building,: Suite(s) # all Building: Suite(s)#

Building:    Suite(s)            Building:  Suite(s)                 Building:
           Suite(s)           Building:            Suite(s)


Should Landlord have the opportunity to lease the above referenced suites He shall immediately notify Tenant. Tenant must then execute or reject their right in writing by 5:00 PM E.S.T. on the following business day (Monday to Friday; national holidays excepted). In the event tenant elects to Lease any of the above referenced space within this Tenn; Lease rates shall be at the same rate as shown 'in Addendum parag. #(2) above ($ per sq. ft.) to coincide with the same term as this Lease. However in no event shall rate be less than $11.25 per square foot Tenant shall have no Right of Refusal in the case of Lease Renewals.


(5) PREMISES: This provision applies only to the initial term of said lease and not to any renewals: (1) Reference Exhibit A-2 : areas highlighted and referenced as suite 227 and suite 228. At Landlord's option, suite # 227 and/or suite #228 may not, at Landlords option, be made available to Tenant until, but no later than February 15, 1998. However Tenant agrees to take occupancy to either or both suites upon 15 days notice by Landlord of it's intent to provide said space to Tenant. Upon such notice Tenant shall be provided 15 days of rent abatement (applicable only to suites 227 and 228) such period beginning on the day Landlord provides notice. Suite improvements shall be in accordance with Exhibit C. Prior to Tenants occupancy of each suite 227 and 228, Lease rates shall be adjusted by deducting for the unoccupied square footage using; for purposes hereof; the following and correlating to a daily rate for deductions:
Suite #227: 863 s.f. = $23.29 per diem Suite #228: 420 s.f.= $11.34 per diem


(6) POSSESSION: FINANCIAL PENALTY(S) TO LANDLORD: This provision applies only to the initial term of said lease and not to any renewals: In the event Premises are not substantially ready for occupancy on the date specified in Section 3 as the commencement of the Term, unless delay is specifically a result of Tenant in submitting plans, supplying information or approving or authorizing plans, specifications, estimates or other matters; or any other act or omission of Tenant; Landlord agrees to the following schedule of Penalties:


Penalty (A) Should overall Premises (other than Suites #227 and #228) not be substantially ready for occupancy by 11/15/97: Landlord agree to pay as liquidated damages (but not to the Termination of this Lease): $500.00 per day to Tenant beginning on 11/15/97 and continuing on to and including 11/23/97. Penalty (B) Should overall Premises (other than Suites #227 and #228) not be substantially ready for occupancy by 11/24/97 Landlord agree to pay as liquidated damages (but not to the Termination of this Lease): $1,000.00 per day to Tenant beginning on 11/24/97 and continuing until space is substantially ready for occupancy. For items 6(A & B) above; "Substantially Ready" shall mean Tenant is not precluded from conducting their normal operations due to Premises condition and Tenant shall not have to relocate or move furniture and furnishings in order for Landlord to continue balance of improvements. Penalty
(C) Reference Exhibit B-2: area referenced as "Support". In the event said area, as highlited on

Ex. B-2 is not substantially ready and for occupancy on 11/15/97 as a result of Landlord's neglect or failure to timely provide for improvements under Landlords control unless delay is specifically a result of Tenant in submitting plans, supplying information or approving or authorizing plans, specifications, estimates or other matters; or any other act or omission of Tenant: Landlord agree to pay as liquidated damages (but not to the Termination of this Lease):
$5 000 00 per day to Tenant beginning on 11/15/97 and continuing until space is substantially ready for occupancy. However, on or about 11/14/97 Landlord has the right to request an inspection by Tenant and for approval in writing; in the event material and substantial problems are determined Landlord shall have the right to a 24 to 48 hr corrective period after which Tenant shall, upon reasonable completion by Landlord as necessary, sign a waiver of Penalty in respect; to Penalty "C". If a list of all material and substantial problems is not presented by Tenant at such time, all penalties shall be waived. This clause is in no way applicable for areas not made available referenced as suite 227 or suite 228 and shown and highlited on Exhibit A-2 in respect to this Par. (6) above. Penalties shall not apply if completion is beyond any reasonable control of Landlord; (e.g. an act of God or extreme catastrophe). All penalty provisions above shall not be applicable due to minor punch list items which can be completed without any undue interruption to Tenants operations.


(7) RECREATION/BREAK AREA: as shown on exhibit "F" landlord shall provide standard improvements including new carpet, new ceiling tiles; and texture and paint, in addition up to $500.00 of wall modifications. Tenant shall have exclusive use of the space at no charge during the initial term of the Lease. Suite shall be completed no later than 3/31/98

(8) SHARED TENANT CONFERENCE ROOM: as shown on exhibit "F "Landlord shall construct and furnish a shared conference room. Tenant shall have the right to use the space at no charge on a space available basis under reasonable "Rules and Regulations" as designated by Landlord. Landlord shall furnish Conference room table(s) to seat twenty people. Tenant shall be guaranteed a minimum usage of 40 hours per month. Suite shall be completed no later than January 15, 1998.

(9) "WORKOUT ROOM": as shown on exhibit "F" Landlord shall designate and furnish improvements and equip a designated suite to be used, at the sole discretion of landlord, by Tenants of the Belcher Plaza at the choosing of landlord under the sole discretion of Landlord a "workout room"; (i.e. gym with shower and bath). Landlord commits to a total tenant improvement allowance of $6,000.00 towards improvements of the "Workout Room" to be jointly agreed to with Tenant; but not to exclude the installation of a Stairmaster and a Lifecycle. However Tenant shall be allowed free usage at all times of "Workout Room". Space shall be completed by February 28, 1998 Tenant shall abide by reasonable "Rules and Regulations" as designated by Landlord at all times.

(10) RESERVED PARKING SPACES landlord shall provide six (6) parking spaces to be located as highlited on Exhibit E

(11) Walkway/Common are improvements: Landlord agrees to reasonably care for and clean garden area walkways, planter beds, and benches during the term of this Lease. In addition, Landlord agrees to install the following for the non-exclusive use of Tenant:

(a) Landlord agrees to acquire and install (2) round concretetables(approx. 42" diameter & seating
6) for exterior usage to be located as shown on Exhibit "F"



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



(a) LANDSCAPING Landlord agrees to commit to program at Landlords expense to be completed by the end of the first quarter of 1998 to upgrade and improve common area walkway planter beds as well as overall landscaping throughout the complex.

(12) Landlord hereby consents to Tenant operating turnstiles, laser, and radio frequency scanners, and other ticketing and access control equipment.

(13) Subsequent to eighteenth month of Lease Term, provided Tenant is not in default under the terms of Lease, Landlord shall refund 1/3 (one-third) of Security Deposit.



LESSOR:                               LESSEE:

DCS Real Estate, Inc.                 Lasergate Systems, Inc.


By:                                   By:
Daniel Slesser, President             Philip Signore, VP Chief Financial Officer

Witness:                                       Witness:

Witness:                                       Witness:




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



                                    Exhibit C
                       Building K: Lasergate Systems, Inc.


                                Suite Preparation

Structural/Mechanical/Electrical:
Modify walls and doors to result in floorplan as shown on Exhibit B
Install Double 3'0" Entry doors (adjacent to 'Product Storage' area):
  exterior solid core or steel ext. doors (at Landlords option)
Lighting fixtures shall be 2' x 4' recessed fluorescent fixtures to provide output as typical in comparable buildings or so as to meet the reasonable request of Tenant
HVAC systems:  12 Heilbrand (installed aprox Dec. 1993) package units @ 2.5 tons cooling capacity ea.
HVAC ductwork shall be modified as needed to provide a properly balanced system of air supplies and air returns
New Honeywell T7300, or similar, Thermostats (12) to be installed
Ceiling insulation to be removed and replace with new insulation batts to meet an efficiency rating of R-19 Sound insulations ('Polymaster' plastic foram or a similar product) to be installed in Executive/Conference area as highlited in blue on floorplan
Coordinate only:  Remove all existing phone jacks per Tenant's oral instructions
         All phone work shall be contracted and for exclusively by Tenant
Main Rest Room area: existing common area rest rooms shall be isolated to the usage of "K" building Additionally, these restrooms shall be remodeled to approximate the condition of the #300 common area restrooms existing at Belcher Plaza. (This item shall have a completion date of 2/28/97)
Special Electric requirements:
Provide up to 6 isolated electric receptacles on one circuit Throughout: Texture spray interior walls with a orange peel or knockdown finish
Landlord shall provide wallpaper in 3 or 4 Executive office andin ExecutiveConf.
 room as shown on floorplan:  covering all labor and an allowance of up  to $.50 per sf allowance for material
Paint all walls with Glidden Ultra Hide Flat (or similar) Paint doors/trim with Glidden Ultra Hide Semi Gloss (or similar) New door hardware to be installed: all doors shall have Standard passage sets
         Eight doors shall have Keyed Locksets
Install new carpet throughout (except for designated tiled areas and upgraded carpet in up to 150 sq yds) using 20 oz commercial gluedown loop pile carpet or similar
Install new vinyl cove base molding throughout
Install new off-white PVC vertical blinds on all fixed glass windows.
Install doors stops as needed.
Replace all Ceiling Tiles
Replace all Light Lenses.
Replace or repair interior doors as needed
Entry:
Install ceramic tile (12" x 12" or similar standard contractor grade glazed tile) in both main entry areas aprox. 200 s.f.
Main Hallway:
Landlord shall provide wallpaper in main hallway covering all labor and an allowance of up to $.50 per sf


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



         allowance for material
Upgraded carpet shall be installed in hallway
Rest Room ADA Compliant:
As shown on floorplan:
Install vanities with standard Mills Pride white vanities with mica tops. Install new lav and comode.
Install ceramic tile on floors.
Install exhaust fans.
Rest Room:
As shown on floorplan:
Install vanities with standard Mills Pride white vanities with mica tops. Install new lav and comode.
Install ceramic tile on floors.
Install exhaust fans.
Signage:
Standard directory strips to be provided in all directories.
as follows:
Building standard door signs to be provided.
as follows:
Building K: aprox. 4" lettering shall be provided on building exterior. Landlord shall install Tenant signage,
provided by Tenant in the form of color corporate logo, to be attached to Bldg K near 4" lettering. Logo shall not
exceed 18" x 30" in size.
NOTE:  Items in italics are not subject to 11/15/97 deadline  Penalties ref.  in
  Addendum lPar. 6, however
Landlord shall use its best efforts to complete them in a timely manner and  in no case shall completion
be later than 12/31/97 with the exception of Main rest roomareawith a completion date of 2/28/98.



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



                                    Exhibit D
                              Rules and Regulations


         1. Tenant shall not operate any machinery or apparatus other than usual small business machines and small computers. No article deemed hazardous because of flammability and no explosive or other articles of an intrinsically hazardous nature shall be brought into the Building. A business machine other than a small computer, fax machine, or copier may be used in Premises only if Landlord gives its prior written consent, and Tenant agrees to bear the cost of such installation and possible modification to Premises.

         2. No additional locks or similar devices shall be placed upon doors of Premises and no locks shall be changed except with written consent of Landlord. Upon termination of Lease Tenant shall surrender to Landlord all keys to Premises.

         3. Tenant shall be permitted to move furniture and office furnishings into or out of Building only at such times and in such a manner designated by Landlord so as to cause the least inconvenience to other tenants.

         Safes, furniture, boxes, or other bulky articles shall be brought into and placed in Building only with prior written consent of Landlord and only in accordance with Landlord's directions. Any damage done to Building, Tenants, or other persons by moving a safe or other bulky article in or out of Premises, or by overloading the floor, shall be paid for by tenant causing such damage.

         4. No person shall be employed by Tenant to do janitorial work in Premises, and no persons other than the janitors for Building shall clean Premises, unless Landlord shall first give its written consent. Any person employed by Tenant with Landlord's consent to do janitorial work, shall, while in Building, be subject to and under the control and direction of the Building Superintendent, but shall not be considered the agent or servant of the Building Superintendent or of Landlord.

         5. Window coverings other than building standard, either inside or outside the windows, may only be installed with Landlord's prior written consent and must be furnished, installed and maintained at the expense of the Tenant and at Tenant's risk, and must be of such shape, color, material, quality and design as may be prescribed by Landlord.

         6. If Tenant desires additional telegraphic or telephonic connections, or the installation of any other electrical wiring, Landlord will, upon receiving a written request from Tenant and at Tenant's expense, direct the electricians as to where and how the wires are to be introduced and run, and without such direction no boring, cutting or installation of wires will be permitted. Tenant shall not install or erect any antennae, aerial writes or other equipment inside or outside the Building without in every instance obtaining prior written approval from Landlord.

         7. The sidewalks, entrances, passages, courts, corridors, vestibules, halls in or about the Building shall not be obstructed or used for storage or for any other purpose other than ingress and egress by Tenant.

         8. Tenant shall not create or maintain a nuisance in the Premises or make any noise or odor or use or operate any electric or electronic devices that emit loud sounds, airwaves, or odors, that are objectionable to other occupants or tenants of this or any adjoining building or premises; nor shall the Premises be used for lodging or sleeping nor for any immoral or illegal purpose that will damage the Premises, or injure the reputation


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



of the Building.

         9. Tenant and occupants shall observe and obey all parking and traffic regulations imposed by Landlord on the Premises. Landlord in all cases reserves the right to designate "no parking" zones, traffic right- of-ways and general parking area procedures. Landlord in its sole discretion may require that tenant not utilize more than 4 parking spaces per 1000 square feet of Tenant's leased space for tenant or its employees or invitees. At the termination of the Lease Tenant and its agents and employees shall return all parking cards. Failure of Tenant to comply with parking regulations will constitute a violation of the Lease. Landlord may institute such measures for proper parking as are necessitated by conditions existing at a particular time; including but not limited to towing, impounding and/or tagging of improperly parked vehicles.

         10. Landlord reserves the right all times to exclude newsboys, loiterers, vendors, solicitors and peddlers from the Building and to require registration, satisfactory identification and credentials from all persons seeking access to any part of the Building at all times other than during ordinary business hours. Landlord shall exercise its best judgment in executing such control but shall not be held liable for granting or refusing such access.

         11. Any sign, lettering, picture, notice or advertisement installed within the Premises which is visible from the public corridors within the Building shall be installed in such a manner and be of such character and style as Landlord shall approve in writing. No sign, lettering, picture, notice or advertisement shall be placed on any outside window or in a position to be visible from outside the Building.

         12. Tenant shall not use the name of Building for any purpose other than that of the business address of Tenant, and shall not use any picture or likeness of the Building in any circulars, notices, advertisements or correspondence, without Landlord's prior written consent.

         13. No animals or pets or bicycles or skateboards or other vehicles shall be brought or permitted to be in the Building or the Premises.

         14. Tenant shall not make any room-to-room canvass to solicit business from other tenants of the Building.

         15. Tenant shall not waste electricity, water or air-conditioning, and shall cooperate fully with Landlord to assure the most effective operation of the Building's heating and air-conditioning. Tenant shall not adjust any controls other than room thermostats installed for Tenant's use. Tenant shall not tie, wedge, or otherwise fasten open any water faucet or outlet. Tenant shall keep all corridor doors closed.

         16. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage. Except during Tenant's normal business hours, Tenants shall keep all doors to the Premises locked and other means of entry to the Premises closed and secured, and be liable for any loss caused by negligence thereto.

         17. Tenant shall not overload any floor and shall not install any heavy objects, safes, business machines, files or other equipment without having recieved Landlord's prior written consent as to size, maximum weight, routing and location thereof. Safes, furniture, equipment, machines and other large or bulky articles shall be brought through the Building and into and out of the Premises at such times and in such manner as the Landlord shall direct and at Tenant's sole risk and responsibility. Prior to Tenant's removal of such articles from the Building, Tenant shall obtain written authorization therefor at the Landlord's office and shall present such writings to a designated employee of Landlord.

         18. Tenant shall not in any manner deface or damage the Building.

         19. Tenant shall not use more electrical current from individual or collective circuits as is designated by the amperage rating of said circuits at the circuit breaker panels for Tenant's suite. Should Tenant exceed the safe capacity as stated on the circuit breakers then Tenant shall bear the entire expense of modifications to adjust or increase the amperage for Tenant's safe and proper electrical consumption. Landlord's consent of such modifications to the electrical system shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

         20. Landlord reserves the right to make such further reasonable rules and regulations as in its judgment may from time to time be necessary for safety, care and cleanliness of the Premises and for the preservation of good order therein. Any additional rules and regulations promulgated by Landlord shall be binding upon the parties hereto with the same force and effect as if they had been inserted herein at the time of execution hereof.

         Tenant shall be responsible for the observance of all of the foregoing rules and regulations by Tenant's employees, agents, clients, customers, renters, and guests. Landlord shall not be responsible for any violation of the foregoing rules and regulations by other tenants of the Building and shall have no obligation to enforce the same against other tenants.



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